UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2026
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d). On October 29, 2026, the Board of Directors (the “Board”) of Sensient Technologies Corporation (the “Company”) increased the size of the Board from nine to ten members pursuant to Section 3.2(a) of the Company’s Amended and Restated By-laws and elected Messrs. Ernest Chan and Philip Yu as directors, effective December 2, 2026. One of the newly elected directors will fill the existing vacancy on the Board created when Ms. Essie Whitelaw passed away in September, 2026. The other will fill the newly created vacancy. Messrs. Chan and Yu will serve until the Company’s 2027 annual meeting of shareholders and until their respective successors are elected and qualified. Messrs. Chan and Yu will each serve on the Scientific Advisory Committee of the Board.

Messrs. Chan and Yu will each receive compensation for their service on the Board on the same basis as the Company’s other non-employee directors. The Company’s non-employee director compensation arrangements are described under “Director Compensation and Benefits” in the Company’s definitive proxy statement for its 2026 annual meeting of shareholders. Upon commencement of their service on the Board, Messrs. Chan and Yu will each be entitled to receive a pro rata portion of the annual cash retainer payable to non-employee directors for the 2026 calendar year.

There are no arrangements or understandings between either Mr. Chan or Mr. Yu and any other person pursuant to which either was selected as a director. Neither Mr. Chan nor Mr. Yu is a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Chan is the Chief Executive Officer of RF Technologies, a safety-technology company providing real-time location, staff protection, wander management, and emergency call solutions to healthcare and senior living customers. Mr. Yu is a retired U.S. Navy rear admiral and Senior Director, Global Business, of IMSAR LLC, a leading developer and manufacturer of low size, weight, and power synthetic aperture radar payloads and mission software for unmanned and manned aircraft.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

/s/ John J. Manning
By:

Name:	John J. Manning

Title:	Senior Vice President, General Counsel, and Secretary

Date:	November 4, 2026